UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-7460

Exact name of registrant as specified in charter:	Delaware Investments Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Dividend and Income Fund, Inc.

August 31, 2007

	Number of
	Shares	Value
Common Stock – 81.33%
Consumer Discretionary – 5.78%
=@Õ†Avado Brands	1,390	$ 0
Gap	135,000	2,532,600
*Limited Brands	91,200	2,112,192
Mattel	101,200	2,188,956
Starwood Hotels & Resorts Worldwide	15,300	935,136
†Time Warner Cable Class A	7,218	264,901
		8,033,785
Consumer Staples – 5.56%
B&G Foods Class A	40,900	523,111
Heinz (H.J.)	54,400	2,452,896
*Kimberly-Clark	34,700	2,383,543
Safeway	74,800	2,373,404
		7,732,954
Diversified REITs – 1.33%
iStar Financial	32,700	1,196,820
Washington Real Estate Investment Trust	19,900	651,725
		1,848,545
Energy – 3.63%
Chevron	28,500	2,501,160
ConocoPhillips	30,100	2,464,889
†Petroleum Geo-Services ADR	3,400	80,005
		5,046,054
Financials – 14.15%
Allstate	45,400	2,485,650
Chubb	47,400	2,423,562
†Discover Financial Services	101,700	2,353,338
Hartford Financial Services Group	26,000	2,311,660
Highland Distressed Opportunities	39,500	492,960
Huntington Bancshares	126,000	2,168,460
Morgan Stanley	38,700	2,413,719
Wachovia	51,800	2,537,165
*Washington Mutual	67,700	2,485,944
		19,672,458
Health Care – 10.25%
Abbott Laboratories	47,300	2,455,343
Baxter International	45,000	2,464,200
Bristol-Myers Squibb	81,700	2,381,555
Merck	47,100	2,363,007
Pfizer	101,000	2,508,840
Wyeth	45,000	2,083,500
		14,256,445
Health Care REITs – 2.40%
Health Care Property Investors	27,400	833,508
Health Care REIT	9,500	379,050
*Medical Properties Trust	33,700	453,939
Nationwide Health Properties	27,900	774,225
Ventas	23,600	898,688
		3,339,410
Hotel REITs – 1.44%
Ashford Hospitality Trust	33,700	367,667
Hersha Hospitality Trust	94,300	1,030,699
Host Hotels & Resorts	27,100	604,059
		2,002,425
Industrial REITs – 2.50%
AMB Property	21,900	1,204,062
*First Potomac Realty Trust	20,900	442,871
ProLogis	30,500	1,834,880
		3,481,813

Industrials – 5.33%
*†Allied Waste Industries	1	12
Donnelley (R.R.) & Sons	58,900	2,109,798
*†Foster Wheeler	1	104
Genesis Lease ADR	63,700	1,497,587
†Grupo Aeroportuario del Centro Norte ADR	10,200	270,810
*Macquarie Infrastructure	25,800	1,043,610
†Northwest Airlines	1	12
†Teekay Petrojarl ADR	2,167	26,799
Waste Management	65,400	2,463,617
		7,412,349
Information Technology – 9.02%
Hewlett-Packard	49,900	2,462,565
Intel	107,200	2,760,400
*International Business Machines	21,100	2,462,159
Motorola	145,700	2,469,615
†Xerox	139,100	2,382,783
		12,537,522
Mall REITs – 3.57%
*General Growth Properties	25,706	1,277,845
Macerich	14,000	1,137,080
Simon Property Group	26,900	2,553,348
		4,968,273
Manufactured Housing REITs – 0.53%
Equity Lifestyle Properties	11,200	545,440
Sun Communities	6,700	191,017
		736,457
Materials – 1.76%
duPont (E.I.) deNemours	50,200	2,447,250
		2,447,250
Media – 0.16%
†Adelphia	325,000	102,375
†Adelphia Recovery Trust Series ACC-1	318,962	22,327
†Adelphia Recovery Trust Series Arahova	217,473	100,038
†Century Communications	500,000	400
		225,140
Mortgage REITs – 0.19%
*Gramercy Capital	10,500	264,075
		264,075
Multifamily REITs – 2.02%
American Campus Communities	14,500	410,930
*Apartment Investment & Management	16,600	742,020
Camden Property Trust	7,300	448,877
Equity Residential	30,000	1,207,200
		2,809,027
Office REITs – 4.06%
Alexandria Real Estate Equities	8,900	830,637
Brandywine Realty Trust	36,448	939,629
*Duke Realty	26,000	878,540
Highwoods Properties	10,900	389,021
*Liberty Property Trust	16,500	644,490
Mack-Cali Realty	9,800	409,248
*Parkway Properties	15,000	694,200
PS Business Parks	8,500	480,250
*SL Green Realty	3,400	379,134
		5,645,149
Self-Storage REITs – 0.72%
Public Storage	13,300	1,007,874
		1,007,874
Shopping Center REITs – 0.81%
Cedar Shopping Centers	44,500	589,180
Equity One	12,500	327,000
Ramco-Gershenson Properties	6,400	206,400
		1,122,580
Specialty REITs – 0.61%
*Entertainment Properties Trust	17,600	841,984
		841,984
Telecommunications – 3.66%
AT&T	62,100	2,475,927
Verizon Communications	62,500	2,617,500
		5,093,427

Utilities – 1.85%
†Mirant	189	7,365
Progress Energy	55,900	2,564,692
		2,572,057
Total Common Stock (cost $97,671,267)		113,097,053

Convertible Preferred Stock – 3.83%
Automobiles & Automotive Parts – 0.07%
General Motors 5.25% exercise price $64.90, expiration date 3/6/32	5,225	99,693
		99,693
Banking, Finance & Insurance – 1.52%
Aspen Insurance 5.625% exercise price $29.28, expiration date 12/31/49	8,800	462,000
•Citigroup Funding 4.943% exercise price $29.50, expiration date 9/27/08	19,000	531,809
E Trade Group 6.125% exercise price $21.82, expiration date 11/18/08	9,000	190,125
Lehman Brothers Holdings 6.25% exercise price $54.24, expiration date 10/15/07	16,000	420,000
Sovereign Capital Trust IV 4.375% exercise price $29.16, expiration date 3/1/34	6,800	294,950
XL Capital 7.00% exercise price $ 80.59, expiration date 2/15/09	8,000	214,800
		2,113,684
Basic Materials – 0.83%
Freeport-McMoRan Copper & Gold 6.75% exercise price $73.50, expiration date 5/1/10	5,000	663,100
Huntsman 5.00% exercise price $28.29, expiration date 2/16/08	9,900	486,338
		1,149,438
Cable, Media & Publishing – 0.27%
#Interpublic Group 5.25% 144A exercise price $13.66, expiration date 12/31/49	360	368,685
		368,685
Energy – 0.39%
Chesapeake Energy 4.50% exercise price $44.17, expiration date 12/31/49	3,650	345,838
El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	5,250	202,125
		547,963
Telecommunications – 0.14%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	205	200,900
		200,900
Utilities – 0.61%
*Entergy 7.625% exercise price $87.46, expiration date 2/17/09	6,750	430,312
NRG Energy 5.75% exercise price $30.23, expiration date 3/16/09	1,225	413,438
		843,750
Total Convertible Preferred Stock (cost $5,044,641)		5,324,113

Preferred Stock – 3.20%
Leisure, Lodging & Entertainment – 0.67%
Red Lion Hotels Capital Trust 9.50%	36,249	935,224
		935,224
Real Estate – 2.53%
Equity Inns Series B 8.75%	34,400	688,000
Ramco-Gershenson Properties 9.50%	38,600	971,176
SL Green Realty 7.625%	77,100	1,859,652
		3,518,828
Total Preferred Stock (cost $4,658,725)		4,454,052

	Principal
	Amount
Commercial Mortgage-Backed Securities – 0.21%
#First Union National Bank Commercial Mortgage Series 2001-C2 L 144A 6.46% 1/12/43	$300,000	285,871
Total Commercial Mortgage-Backed Securities (cost $304,488)		285,871

Convertible Bonds – 9.62%
Aerospace & Defense – 0.70%
#AAR 144A 1.75% 2/1/26 exercise price $29.43, expiration date 2/1/26	260,000	317,850
EDO 4.00% 11/15/25 exercise price $34.19, expiration date 11/15/25	235,000	325,181
#L-3 Communications 144A 3.00% 8/1/35 exercise price $101.70, expiration date 8/1/35	290,000	331,688
		974,719
Banking, Finance & Insurance – 0.20%
•#US Bancorp 144A 3.61% 9/20/36 exercise price $38.28, expiration date 12/20/36	275,000	276,375
		276,375
Cable, Media & Publishing – 0.40%
#Playboy Enterprises 144A 3.00% 3/15/25 exercise price $17.02, expiration date 3/15/25	600,000	558,750
		558,750

Computers & Technology – 2.87%
Advanced Micro Devices
6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	230,000	198,375
#144A 6.00% 5/1/15 exercise price $28.08, expiration date 5/1/15	450,000	388,125
Fairchild Semiconductor 5.00% 11/1/08 exercise price $30.00, expiration date 11/1/08	410,000	405,900
Flextronics International 1.00% 8/1/10 exercise price $15.53, expiration date 8/1/10	400,000	382,000
Hutchinson Technology 3.25% 1/15/26 exercise price $36.43, expiration date 1/15/26	340,000	303,450
#Informatica 144A 3.00% 3/15/26 exercise price $20.00, expiration date 3/15/26	510,000	499,163
#Intel 144A 2.95% 12/15/35 exercise price $31.53, expiration date 12/15/35	255,000	262,013
ON Semiconductor 2.625% 12/15/26 exercise price $10.50, expiration date 12/15/26	575,000	753,249
*SanDisk 1.00% 5/15/13 exercise price $82.36, expiration date 5/15/13	280,000	265,300
#Sybase 144A 1.75% 2/22/25 exercise price $25.22, expiration date 2/22/25	500,000	539,374
		3,996,949
Energy – 1.22%
Halliburton 3.125% 7/15/23 exercise price $18.78, expiration date 7/15/23	250,000	465,000
Peabody Energy 4.75% 12/15/41 exercise price $61.95, expiration date 12/15/41	280,000	277,200
Pride International 3.25% 5/1/33 exercise price $25.70, expiration date 5/1/33	230,000	325,163
Schlumberger 2.125% 6/1/23 exercise price $40.00, expiration date 6/1/23	260,000	629,850
		1,697,213
Health Care & Pharmaceuticals – 1.95%
#Allergan 144A 1.50% 4/1/26 exercise price $63.33, expiration date 4/1/26	415,000	462,205
Amgen
*0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13	235,000	202,394
#144A 0.375% 2/1/13 exercise price $79.48, expiration date 2/1/13	165,000	142,106
•Bristol-Myers Squibb 4.86% 9/15/23 exercise price $41.28, expiration date 9/15/23	300,000	302,640
CV Therapeutics 3.25% 8/16/13 exercise price $27.00, expiration date 8/16/13	125,000	103,438
Gilead Sciences 0.625% 5/1/13 exercise price $38.10, expiration date 5/1/13	150,000	166,875
LifePoint Hospitals 3.50% 5/14/14 exercise price $51.79, expiration date 5/14/14	110,000	93,913
#Nektar Therapeutics 144A 3.25% 9/28/12 exercise price $21.52, expiration date 9/28/12	350,000	292,688
Teva Pharmaceutical Finance 0.25% 2/1/26 exercise price $47.16, expiration date 2/1/26	345,000	352,331
•Wyeth 4.886% 1/15/24 exercise price $60.39, expiration date 1/15/24	550,000	587,454
		2,706,044
Leisure, Lodging & Entertainment – 0.26%
#International Game Technology 144A 2.60% 12/15/36 exercise price $61.78, expiration date 12/15/36	375,000	363,281
		363,281
Real Estate – 0.32%
#General Growth Properties 144A 3.98% 4/15/27 exercise price $88.72, expiration date 4/15/27	230,000	202,688
MeriStar Hospitality 9.50% 4/1/10 exercise price $10.18, expiration date 4/1/10	230,000	236,095
		438,783
Retail – 0.48%
Pantry 3.00% 11/15/12 exercise price $50.10, expiration date 11/15/12	180,000	169,650
#Saks 144A 2.00% 3/15/24 exercise price $11.97, expiration date 3/15/24	160,000	228,600
#United Auto Group 144A 3.50% 4/1/26 exercise price $23.69, expiration date 4/1/26	260,000	266,825
		665,075
Telecommunications – 0.48%
Level 3 Communications 3.50% 6/15/12 exercise price $5.46, expiration date 6/15/12	165,000	191,194
#Nortel Networks 144A
1.75% 4/15/12 exercise price $32.00, expiration date 4/15/12	115,000	96,313
2.125% 4/15/14 exercise price $32.00, expiration date 4/15/14	115,000	93,581
Qwest Communications International 3.50% 11/15/25 exercise price $5.90, expiration date 11/15/25	180,000	292,950
		674,038
Transportation – 0.48%
#ExpressJet 144A 4.25% 8/1/23 exercise price $18.20, expiration date 8/1/23	200,000	193,750
JetBlue Airways
3.50% 7/15/33 exercise price $28.33, expiration date 7/15/33	275,000	265,031
3.75% 3/15/35 exercise price $17.10, expiration date 3/15/35	225,000	204,750
		663,531
Utilities – 0.26%
#CenterPoint Energy 144A 3.75% 5/15/23 exercise price $11.18, expiration date 5/15/23	250,000	366,563
†Mirant (Escrow) 2.50% 6/15/21 exercise price $67.95, expiration date 6/15/21	180,000	-
		366,563
Total Convertible Bonds (cost $12,839,471)		13,381,321

Corporate Bonds – 24.96%
Basic Industry – 2.91%
AK Steel 7.75% 6/15/12	100,000	100,000
Bowater
*6.50% 6/15/13	60,000	46,800
9.00% 8/1/09	50,000	48,000
9.50% 10/15/12	300,000	265,500
Freeport McMoRan Copper & Gold 8.25% 4/1/15	275,000	292,188

Georgia-Pacific 8.875% 5/15/31	470,000	460,600
Hexion US Finance 9.75% 11/15/14	215,000	233,275
Lyondell Chemical
8.00% 9/15/14	175,000	191,188
8.25% 9/15/16	50,000	56,250
#MacDermid 144A 9.50% 4/15/17	315,000	294,525
Norske Skog Canada 8.625% 6/15/11	520,000	460,200
Port Townsend Paper
‡0.00% 8/15/12	168,000	168,000
#144A 11.00% 4/15/11	350,000	141,750
Potlatch 13.00% 12/1/09	250,000	282,884
#Sappi Papier Holding 144A 6.75% 6/15/12	525,000	513,782
‡Solutia 6.72% 10/15/37	225,000	176,625
#Steel Dynamics 144A 6.75% 4/1/15	100,000	96,750
Tube City IMS 9.75% 2/1/15	225,000	221,625
		4,049,942
Brokerage – 0.55%
E Trade Financial 8.00% 6/15/11	170,000	163,200
LaBranche
9.50% 5/15/09	265,000	258,375
11.00% 5/15/12	349,000	347,255
		768,830
Capital Goods – 1.30%
Berry Plastics Holding 8.875% 9/15/14	150,000	150,375
CPG International I 10.50% 7/1/13	200,000	197,000
*Graham Packaging 9.875% 10/15/14	150,000	147,750
*#Hawker Beechcraft Acquisition 144A 9.75% 4/1/17	120,000	119,100
Interface 10.375% 2/1/10	350,000	364,000
Intertape Polymer 8.50% 8/1/14	165,000	150,975
#Momentive Performance Materials 144A 9.75% 12/1/14	250,000	239,375
#Mueller Water Products 144A 7.375% 6/1/17	25,000	23,875
*Smurfit-Stone Container Enterprises 8.00% 3/15/17	155,000	148,606
Trimas 9.875% 6/15/12	268,000	271,350
		1,812,406
Consumer Cyclical – 2.43%
Carrols 9.00% 1/15/13	325,000	307,125
Ford Motor Credit
7.375% 10/28/09	300,000	284,016
7.80% 6/1/12	295,000	272,044
•8.11% 1/13/12	125,000	114,578
General Motors
*6.375% 5/1/08	300,000	294,375
8.375% 7/15/33	300,000	242,250
GMAC
*4.375% 12/10/07	200,000	197,430
6.875% 9/15/11	25,000	22,315
#KAR Holdings 144A 10.00% 5/1/15	380,000	342,000
Lear 8.75% 12/1/16	425,000	395,251
Neiman Marcus PIK 9.00% 10/15/15	230,000	243,800
NPC International 9.50% 5/1/14	85,000	79,050
*#Outback Steakhouse 144A 10.00% 6/15/15	100,000	86,750
#TRW Automotive 144A
7.00% 3/15/14	15,000	14,025
7.25% 3/15/17	125,000	114,375
#USI Holdings 144A 9.75% 5/15/15	145,000	133,400
#Vitro 144A 9.125% 2/1/17	245,000	237,038
		3,379,822
Consumer Non-Cyclical – 1.48%
*Chiquita Brands 8.875% 12/1/15	175,000	151,375
*Constellation Brands 8.125% 1/15/12	175,000	176,313
DEL Laboratories 8.00% 2/1/12	200,000	182,000
National Beef Packing 10.50% 8/1/11	400,000	414,000
Pilgrim's Pride
8.375% 5/1/17	585,000	589,387
9.625% 9/15/11	250,000	258,333
*#Pinnacle Foods Finance 144A 10.625% 4/1/17	190,000	173,850
*Smithfield Foods 7.75% 7/1/17	35,000	35,350
True Temper Sports 8.375% 9/15/11	100,000	78,500
		2,059,108

Emerging Markets – 0.13%
#True Move 144A 10.75% 12/16/13	175,000	175,875
		175,875
Energy – 2.81%
Chesapeake Energy 6.625% 1/15/16	95,000	92,388
Compton Petroleum Finance 7.625% 12/1/13	375,000	358,124
El Paso 7.00% 6/15/17	250,000	250,462
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	175,000	180,170
Geophysique-Veritas
7.50% 5/15/15	30,000	30,300
7.75% 5/15/17	135,000	137,025
#Hilcorp Energy I 144A
7.75% 11/1/15	325,000	312,812
9.00% 6/1/16	275,000	279,812
Inergy Finance
6.875% 12/15/14	150,000	144,000
8.25% 3/1/16	75,000	76,313
Mariner Energy 8.00% 5/15/17	200,000	190,500
Massey Energy 6.625% 11/15/10	50,000	49,375
#OPTI Canada 144A
7.875% 12/15/14	85,000	85,638
8.25% 12/15/14	35,000	35,613
PetroHawk Energy 9.125% 7/15/13	240,000	251,400
Plains Exploration & Production 7.00% 3/15/17	145,000	132,675
#Regency Energy Partners 144A 8.375% 12/15/13	156,000	161,460
•Secunda International 13.36% 9/1/12	260,000	265,199
#Seitel 144A 9.75% 2/15/14	230,000	213,325
#Stallion Oilfield Services 144A 9.75% 2/1/15	125,000	120,938
TNK-BP Finance 6.625% 3/20/17	130,000	121,823
#VeraSun Energy 144A 9.375% 6/1/17	210,000	195,825
Whiting Petroleum 7.25% 5/1/13	235,000	225,013
		3,910,190
Finance & Investments – 0.21%
#Algoma Acquisition 144A 9.875% 6/15/15	90,000	84,600
#HUB International Holdings 144A 10.25% 6/15/15	100,000	91,500
#TemirBank 144A 9.50% 5/21/14	130,000	114,725
		290,825
Media – 2.78%
CCH I Holdings 13.50% 1/15/14	570,000	541,500
Charter Communication Holdings 13.50% 1/15/11	675,000	681,749
Dex Media West 9.875% 8/15/13	250,000	265,000
Idearc 8.00% 11/15/16	185,000	183,613
Insight Midwest 9.75% 10/1/09	275,000	275,688
Intelsat 7.625% 4/15/12	125,000	104,688
#LBI Media 144A 8.50% 8/1/17	125,000	123,281
Mediacom Capital 9.50% 1/15/13	550,000	552,750
NTL Cable 9.125% 8/15/16	230,000	233,738
#Quebecor World 144A 9.75% 1/15/15	225,000	212,625
RH Donnelley 8.875% 1/15/16	130,000	133,900
*#Univision Communications PIK 144A 9.75% 3/15/15	320,000	306,400
Vertis 10.875% 6/15/09	90,000	79,650
WMG Acquisition 7.375% 4/15/14	195,000	172,575
		3,867,157
Real Estate – 0.37%
American Real Estate Partners 8.125% 6/1/12	85,000	83,513
BF Saul REIT 7.50% 3/1/14	385,000	359,975
Rouse 7.20% 9/15/12	75,000	75,594
		519,082
Services Cyclical – 4.00%
*Aramark Services 8.50% 2/1/15	300,000	300,375
#Bristow Group 144A 7.50% 9/15/17	195,000	195,000
#Cardtronics 144A 9.25% 8/15/13	100,000	95,500
Corrections Corporation of America 7.50% 5/1/11	100,000	101,000
FTI Consulting 7.625% 6/15/13	450,000	451,124
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	350,000	357,000
Gaylord Entertainment 8.00% 11/15/13	120,000	118,800
Global Cash Access 8.75% 3/15/12	25,000	25,500
Harrah's Operating 6.50% 6/1/16	145,000	114,365
Hertz 8.875% 1/1/14	225,000	234,000
Kansas City Southern de Mexico 9.375% 5/1/12	400,000	416,000
Kansas City Southern Railway 9.50% 10/1/08	25,000	25,531

Majestic Star Casino 9.50% 10/15/10	360,000	354,600
Mandalay Resort Group
9.375% 2/15/10	90,000	94,500
9.50% 8/1/08	225,000	231,188
#Mobile Services Group 144A 9.75% 8/1/14	235,000	237,938
Northwest Airlines 10.00% 2/1/09	55,000	5,775
#Penhall International 144A 12.00% 8/1/14	175,000	182,875
#Pokagon Gaming Authority 144A 10.375% 6/15/14	400,000	429,999
#Rental Services 144A 9.50% 12/1/14	400,000	393,500
Seabulk International 9.50% 8/15/13	250,000	267,813
Station Casinos 6.625% 3/15/18	150,000	121,500
¶Town Sports International 11.00% 2/1/14	175,000	161,000
Wheeling Island Gaming 10.125% 12/15/09	505,000	502,474
*Williams Scotsman 8.50% 10/1/15	45,000	48,825
#Wimar Opco 144A 9.625% 12/15/14	125,000	93,125
		5,559,307
Services Non-Cyclical – 1.96%
Allied Waste North America
*7.375% 4/15/14	115,000	112,700
7.875% 4/15/13	195,000	198,900
Casella Waste Systems 9.75% 2/1/13	570,000	574,275
#Community Health Systems 144A 8.875% 7/15/15	115,000	115,431
Geo Subordinate 11.00% 5/15/12	225,000	219,938
HCA 6.50% 2/15/16	195,000	159,900
HealthSouth 10.75% 6/15/16	345,000	357,075
#Universal Hospital PIK 144A 8.50% 6/1/15	175,000	167,125
US Oncology
9.00% 8/15/12	65,000	65,325
10.75% 8/15/14	160,000	161,600
•*#US Oncology Holdings PIK 144A 9.797% 3/15/12	330,000	306,900
¶Vanguard Health Holding 11.25% 10/1/15	395,000	288,350
		2,727,519
Technology & Electronics – 0.39%
*Freescale Semiconductor 8.875% 12/15/14	290,000	268,975
Solectron Global Finance 8.00% 3/15/16	210,000	224,175
Sungard Data Systems 10.25% 8/15/15	40,000	41,400
		534,550
Telecommunications – 2.48%
American Tower 7.125% 10/15/12	300,000	301,500
#Broadview Networks Holdings 144A 11.375% 9/1/12	135,000	139,050
•Centennial Communications 11.11% 1/1/13	225,000	231,750
#Digicel Group 144A 9.25% 9/1/12	275,000	281,188
•#Hellas Telecommunications II 144A 11.11% 1/15/15	425,000	418,625
Hughes Network Systems 9.50% 4/15/14	475,000	472,624
¶Inmarsat Finance 10.375% 11/15/12	275,000	261,938
#MetroPCS Wireless 144A 9.25% 11/1/14	250,000	247,500
#PAETEC Holding 144A 9.50% 7/15/15	100,000	96,000
Qwest
7.50% 10/1/14	200,000	206,000
•8.61% 6/15/13	200,000	212,000
Rural Cellular
9.875% 2/1/10	275,000	286,000
•11.106% 11/1/12	75,000	77,625
Time Warner Telecom Holdings 9.25% 2/15/14	140,000	145,600
Triton PCS 8.50% 6/1/13	65,000	65,731
		3,443,131
Utilities – 1.16%
#Calpine 144A 8.496% 7/15/09	337,238	350,727
Elwood Energy 8.159% 7/5/26	271,201	277,310
Midwest Generation 8.30% 7/2/09	171,912	174,920
Mirant Americas 8.30% 5/1/11	375,000	372,188
Mirant North America 7.375% 12/31/13	165,000	165,000
Orion Power Holdings 12.00% 5/1/10	250,000	273,750
		1,613,895
Total Corporate Bonds (cost $35,825,918)		34,711,639

«Senior Secured Loans – 1.53%
Allied Waste North America 7.73% 3/28/14	100,000	97,551
Building Materials 8.256% 2/22/14	100,000	90,000

Community Health 7.61% 7/2/14	175,000	168,734
DaimlerChrysler 13.51% 8/2/13	175,000	164,237
Ford Motor 8.36% 4/30/10	148,500	139,729
Georgia Pacific Term Tranche Loan B 7.115% 12/22/12	100,000	96,250
Goodyear Tire 6.85% 4/30/10	125,000	118,438
Idearc 7.32% 11/17/14	100,000	97,042
Rental Service 8.87% 11/30/13	100,000	99,000
Stallion Oilfield Services 9.82% 6/12/13	125,000	121,875
Talecris Biotherapeutics 2nd Lien 11.86% 12/6/14	150,000	150,281
Telesat Canada 9.00% 2/14/08	400,000	384,000
Time Warner Telecom Holdings 7.62% 1/7/13	100,000	97,000
Tribune
8.49% 5/17/09	100,000	97,625
8.698% 5/30/14	100,000	90,625
Windstream Term Loan B 6.85% 7/17/13	125,000	121,979
Total Senior Secured Loans (cost $2,188,000)		2,134,366

	Number of
	Shares
Warrant– 0.00%
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09	650	-
Total Warrant (cost $55,294)		-
	Principal
	Amount
Repurchase Agreements– 4.98%
With BNP Paribas 5.05% 9/4/07
(dated 8/31/07, to be repurchased at $4,845,432,
collateralized by $1,286,000 U.S. Treasury Notes 2.625%
due 3/15/09, market value $1,272,051, $2,121,000
U.S. Treasury Notes 5.625% due 5/15/08, market value
$2,173,452 and $1,416,000 U.S. Treasury Notes 6.50%
due 2/15/10, market value $1,495,812)	$4,840,000	4,840,000
With UBS Warburg 5.02% 9/4/07
(dated 8/31/07, to be repurchased at $2,082,161,
collateralized by $2,097,000 U.S. Treasury Notes 4.875%
due 1/31/09, market value $2,124,627)	2,081,000	2,081,000
Total Repurchase Agreements (cost $6,921,000)		6,921,000

Total Value of Securities Before Securities Lending Collateral – 129.66%
(cost $165,508,804)		180,309,415

Securities Lending Collateral** – 14.34%
Investment Companies
Mellon GSL DBT II Collateral Fund	19,949,627	19,949,627
Total Securities Lending Collateral (cost $19,949,627)		19,949,627

Total Value of Securities – 144.00%
(cost $185,458,431)		200,259,042©
Obligation to Return Securities Lending Collateral** – (14.34%)		(19,949,627)
Commercial Paper Payable– (31.46%)
(par $44,000,000)		(43,744,376)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.80%		2,502,142
Net Assets Applicable to 10,458,774 Shares Outstanding – 100.00%		$ 139,067,181

†Non-income producing security for the period ended August 31, 2007.
‡Non-income producing security. Security is currently in default.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At August 31, 2007, the aggregate amount of fair valued securities equaled $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At August 31, 2007, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Fund’s net assets.
See Note 6 in “Notes.”
ÕRestricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At August 31, 2007, the aggregate amount of the restricted security equaled $0 or 0.00% of the Fund’s net assets. See Note 6 in “Notes.”
•Variable rate security. The rate shown is the rate as of August 31, 2007.
¶Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2007, the aggregate amount of Rule 144A securities equaled $15,869,171 which represented 11.41% of the Fund’s net assets. See Note 6 in "Notes."
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
*Fully or partially on loan.
**See Note 5 in "Notes."
©Includes $19,334,963 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
REITs – Real Estate Investment Trusts
PIK – Pay-in-kind

The following swap contracts were outstanding at August 31, 2007:

Swap Contracts1
Credit Default Swap

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Capmark Financial Group 5 yr CDS	$70,000	1.65%	9/20/12	$6,807
CDX North America
Crossover Index 8	150,000	1.40%	6/20/12	1,199
High Yield 8	150,000	2.75%	6/20/12	1,258
Investment Grade Index HVOL	283,000	0.75%	6/20/12	(586)
Gannet 7 yr CDS	122,000	0.88%	9/20/14	(1,243)
New York Times 7 yr CDS	122,000	0.75%	9/20/14	(980)
Sara Lee 7yr CDS	122,000	0.60%	9/20/14	(831)
				$5,624
Protection Sold:
Residential Capital 5 yr CDS	$125,000	8.75%	9/20/08	$(5,232)
Reynolds American 5 yr CDS	244,000	1.00%	9/20/12	(60)
				$(5,292)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principals and are consistently followed by Delaware Investments Dividend and Income Fund, Inc. (Fund).

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at unit value per share. Generally, total return swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund's last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on May 31, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Distributions – The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains to the extent permitted and, if necessary, a return of capital. The current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Borrowings – The Fund issues short-term commercial paper at a discount from par. The discount is amortized as interest expense over the life of the commercial paper using the straight-line method (See Note 3).

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

2. Investments
At August 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At August 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$185,571,921
Aggregate unrealized appreciation	21,535,810
Aggregate unrealized depreciation	(6,848,689)
Net unrealized appreciation	$ 14,687,121

3. Commercial Paper
As of August 31, 2007, $44,000,000 (par value) of commercial paper was outstanding with an amortized cost of $43,744,376. The weighted average discount rate of commercial paper outstanding at August 31, 2007, was 5.36%. The average daily balance of commercial paper outstanding during the period ended August 31, 2007 was $43,700,444 at a weighted discount rate of 5.57%. The maximum amount of commercial paper outstanding at any time during the period was $44,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with J.P. Morgan Chase for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.10% per annum on the unused balance. During the period ended August 31, 2007, there were no borrowings under this arrangement.

4. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event, as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended August 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

CDS may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At August 31, 2007, market value of securities on loan was $19,334,963, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Directors has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended August 31, 2007. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

7. Change in Custodian
On August 9, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: